PROSPECTUS SUPPLEMENT

May 5, 2021

THE GUARDIAN INVESTOR VARIABLE ANNUITY L SERIES®

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2021 for Guardian Investor Variable Annuity L Series, variable annuity contracts issued through The Guardian Separate Account R.

Effective June 1, 2021 (“Closure Date”), Columbia Variable Portfolio — Small Company Growth Fund (Class 2) (the “Fund”) will be closed to all existing and new investors. As of close of business on May 31, 2021 (“Transfer Date”), if you have contract value allocated to the Fund, your contract value will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2) (“Portfolio”). The Fund will no longer be available as an investment allocation option under your Contract.

Prior to the Closure Date, you may change your premium payment allocation instructions and transfer your allocations of contract value to any other available variable investment options offered under the terms of your Contract. Any contract value in your Contract that is allocated to the Fund at the close of business on the Transfer Date will be transferred to the Portfolio. For 30 days following the Closure Date, you may transfer a portion, or the entire amount, of your accumulation value transferred to the Portfolio to any other available variable investment options or the fixed rate option free of charge. Transfers made due to the closure will not be counted toward the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Customer Service Office at The Guardian Insurance & Annuity Company, Inc. P.O. Box 981588, El Paso, TX 79998-1588 (regular mail) or The Guardian Insurance & Annuity Company, Inc. 5951 Luckett Ct., Bldg A, El Paso, TX 79932 (overnight mail) or by calling 1-888-GUARDIAN (1-888-482-7342). If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

You will not incur any fees or charges or any tax liability because of the closure. After the Transfer Date you will receive a confirmation showing the transfer of accumulation value from the Fund to the Portfolio.

Further, on and after the Closure Date, certain administrative programs will be impacted. Specifically:

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Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may terminate your current instructions and provide new instructions at any time prior to the Transfer Date. If you do not provide new instructions, your enrollment will automatically be updated to replace the Fund with the Portfolio.

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Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Fund, you may provide new instructions prior to the Transfer Date. Unless you provide new instructions, amounts transferred pursuant to your current instructions will continue to be transferred to the Fund until the Transfer Date. If you do not provide new instructions, your Portfolio Rebalancing will automatically be updated to replace the Fund with the Portfolio.

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Premium Allocation Instructions: If your premium allocation instructions on file include the Fund, you may change those by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Fund until the Transfer Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Fund with the Portfolio.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in force.